UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 6, 2007
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	000-49887 (Commission File Number)	98-0363970 (I.R.S. Employer Identification No.)

Mintflower Place 8 Par-La-Ville Road Hamilton, HM08
Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On February 6, 2007, Nabors Industries Ltd. (the “Company”) issued a press release announcing its preliminary results of operations for the three and twelve month periods ending December 31, 2006. A copy of that release is furnished herewith as Exhibit 99.1 in accordance with General Instruction B.2 to Form 8-K. As previously announced, the Company is conducting a voluntary further review of its historical stock option award practices. The results are preliminary and subject to change based upon the outcome of the review.
     The press release furnished as an exhibit to this report includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including uncertainties associated with the outcome of the review of historical stock option award practices described above. As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements.
     The Company also presented in the press release “non-GAAP” financial measures under Regulation G. The Company presented its adjusted income (loss) derived from operating activities for all periods presented in the release. The components of adjusted income (loss) derived from operating activities are computed by using amounts which are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Adjusted income (loss) derived from operating activities is computed by subtracting direct costs, general and administrative expenses, depreciation and amortization, and depletion expense from Operating revenues and then adding Earnings from unconsolidated affiliates. As part of our press release information we have provided a reconciliation of adjusted net income and adjusted income (loss) derived from operating activities to income before income taxes, which is its nearest comparable GAAP financial measure.
     The Company included its adjusted income (loss) derived from operating activities in the release because management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted income (loss) derived from operating activities, and because it believes this financial measure is an accurate reflection of the ongoing profitability of the Company. The Company included the adjusted net income number because management believes the non-GAAP financial measure to be more indicative of the Company’s on-going operating results and financial condition.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by Nabors Industries Ltd. on February 6, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.
Date: February 7, 2007	By:	/s/ Daniel McLachlin
Daniel McLachlin
Vice President-Administration & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Nabors Industries Ltd. on February 6, 2007.